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                                                              Exhibit 10.104K

                        BRIDGE LOAN AGREEMENT SUPPLEMENT NO. 2

                                                             November 17, 1997

          Reference is made to (i) the Bridge Loan Agreement, dated as of May 16, 1997, between Star Digitel Limited, a company organized under the laws of Hong Kong (the "BORROWER"), and The Toronto-Dominion Bank (the "LENDER"), as amended by the Waiver Agreement (the "FIRST WAIVER AGREEMENT"), dated as of July 10, 1997, among the Borrower, the Lender and PT. Bank Indonesia Raya ("BANK BIRA") and as further amended and supplemented by the Bridge Loan Agreement Supplement No. 1, dated as of September 18, 1997 between the Borrower and the Lender (the "BRIDGE AGREEMENT SUPPLEMENT NO. 1") (as so amended and supplemented, the "BRIDGE AGREEMENT"), and (ii) the Bridge Loan Agreement, dated as of July 10, 1997, between the Borrower and Bank BIRA, as amended by the Waiver Agreement and Consent, dated as of September 18, 1997, among Bank BIRA, the Borrower, the Lender, VCFC, STHL and IWC China Limited (the "SECOND WAIVER AGREEMENT") (as so amended, the "BANK BIRA AGREEMENT"). Capitalized terms not otherwise defined in this Bridge Agreement Supplement No. 2 have the same meanings as specified in the Bridge Agreement.

          WHEREAS, the Borrower desires to enter into this Bridge Agreement Supplement No. 2 pursuant to which the Borrower is requesting that the Lender provide up to an additional $4,700,000 under the Bridge Agreement as set forth herein;

          WHEREAS, Bank BIRA, the Borrower and the Lender are willing pursuant to a Third Waiver Agreement and Consent to be entered into simultaneously herewith (the "THIRD WAIVER AGREEMENT"), on the terms and conditions stated therein, to provide certain waivers under the Bank BIRA Agreement and to enter into certain other arrangements with the Lender in connection with the transactions contemplated by this Bridge Agreement Supplement No. 2; and

          WHEREAS, the Lender, on the terms and conditions stated below and in the Third Waiver Agreement, has agreed to amend the Bridge Agreement as hereinafter and thereinafter set forth.

          Accordingly, the Lender and the Borrower, intending to be legally bound, hereby agree that the Bridge Agreement be, and hereby is, amended and supplemented as follows:

          1.   AMENDMENTS TO BRIDGE AGREEMENT.

          (a) Section 1.01 of the Bridge Agreement is hereby amended as follows:

               (i) The definition of "ADVANCE" is amended in full to be and read as follows: "'ADVANCES' has the meaning specified in Section 2.01(a) and, for the

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          purpose of this Agreement, shall be deemed to include each First
          Supplemental Advance and Second Supplemental Advance, as applicable."

               (ii) The definition of "APPLICABLE MARGIN" is amended by deleting the last sentence therein and substituting with the following: "References to 'APPLICABLE MARGIN' under this Agreement shall be deemed to include references to the First Supplemental Applicable Margin and the Second Supplemental Applicable Margin, as applicable."

               (iii) The definition of "COMMITMENT" is amended in full to be and read as follows: "'COMMITMENT' has the meaning specified in
          Section 2.01(a) and, for the purpose of this Agreement, shall be deemed to include the First Supplemental Commitment and the Second Supplemental Commitment, as applicable."

               (iv) The definition of "EFFECTIVE DATE" is amended in full to be and read as follows: "'EFFECTIVE DATE' has the meaning specified in Section 3.01 and, for purpose of this Agreement, shall be deemed to include the First Supplemental Effective Date and the Second Supplemental Effective Date, as applicable."

               (v) The definition of "FACILITY" is amended in full to be and read as follows: "'FACILITY' has the meaning specified in Section 2.01(a) and, for purpose of this Agreement, shall be deemed to include the First Supplemental Facility and the Second Supplemental Facility, as applicable."

               (vi) The definition of "NOTE" is amended by deleting the last sentence therein and substituting with the following: "References to 'NOTE' under this Agreement shall be deemed to include references to the First Supplemental Note and the Second Supplemental Note, as applicable."

               (vii) The definition of "PERMITTED DEBT" is amended by adding a new clause (c) to the end thereof to be and read as follows: "Debt of a Subsidiary of the Borrower in the form of intercompany loans made to such Subsidiary by the Borrower."

               (viii) The definition of "PERMITTED INVESTMENT" is amended by amending clause (j) at the end thereof to be and read as follows: "(j) loans or capital contributions made in cash or other assets in respect of the Borrower's total amount of investment in, any Subsidiary."

               (ix) The definition of "TERMINATION DATE" is amended by deleting the last sentence therein and substituting with the following: "References to

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          'TERMINATION DATE' under this Agreement shall be deemed to include references to the First Supplemental Termination Date and the Second Supplemental Termination Date, as applicable."

               (x) Section 1.01 of the Bridge Agreement is amended to include the following new terms set forth therein in alphabetical order:

                    (A) "'SECOND SUPPLEMENTAL ADVANCES' has the meaning specified in Section 2.01(c)."

                    (B) "'SECOND SUPPLEMENTAL APPLICABLE MARGIN' means, as of any date of determination during the period from the Second Supplemental Effective Date to the Final Maturity Date, 2.50%."

                    (C) "'SECOND SUPPLEMENTAL COMMITMENT' has the meaning specified in Section 2.01(c)."

                    (D) "'SECOND SUPPLEMENTAL EFFECTIVE DATE' means, with respect to the Second Supplemental Facility, the first date on which the conditions precedent set forth in Section 3.01 have been satisfied."

                    (E) "'SECOND SUPPLEMENTAL FACILITY' has the meaning specified in Section 2.01(c)."

                    (F) "'SECOND SUPPLEMENTAL NOTE' means a promissory note of the Borrower payable to the order of the Lender, in substantially the form of Exhibit A-2 hereto, evidencing the aggregate indebtedness of the Borrower to the Lender resulting from the Second Supplemental Advances made by the Lender."

                    (G) "'SECOND SUPPLEMENTAL TERMINATION DATE' means the earlier of (i) the 30th day immediately following the Second Supplemental Effective Date and (ii) the date of termination of whole of the Second Supplemental Commitments pursuant to
               Section 6.01."

          (b) Section 2.01 of the Bridge Agreement is hereby amended in full to be and read as follows:

               "SECTION 2.01. THE ADVANCES. (a) The Lender agrees, on the terms and conditions hereinafter set forth, to make advances (the "ADVANCES") to the Borrower from time to time on any Business Day during the period from the Effective Date until the Termination Date in an aggregate amount not to exceed at any time outstanding $8,000,000 (the "FACILITY" or, as of the date hereof, the "COMMITMENT").

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     Each Borrowing shall be in an aggregate amount of $2,000,000 or an integral multiple of $1,000,000 in excess thereof. Each Borrowing shall consist of Advances made on the same day by the Lender. The Borrower acknowledges and agrees that the Lender shall not provide more than three Borrowings under the Facility.

               (b) The Lender agrees, on the terms and conditions hereinafter set forth, to make advances (the "FIRST SUPPLEMENTAL ADVANCES") to the Borrower from time to time on any Business Day during the period from the First Supplemental Effective Date until the First Supplemental Termination Date in an aggregate amount not to exceed at any time outstanding $10,000,000 (the "FIRST SUPPLEMENTAL FACILITY" or, as of the date hereof, the "FIRST SUPPLEMENTAL COMMITMENT"). Each Borrowing shall be in an aggregate amount of $2,000,000 or an integral multiple of $1,000,000 in excess thereof. Each Borrowing shall consist of First Supplemental Advances made on the same day by the Lender. The Borrower acknowledges and agrees that the Lender shall not provide more than three Borrowings under the First Supplemental Facility.

               (c) The Lender agrees, on the terms and conditions hereinafter set forth, to make advances (the "SECOND SUPPLEMENTAL ADVANCES") to the Borrower from time to time on any Business Day during the period from the Second Supplemental Effective Date until the Second Supplemental Termination Date in an aggregate amount not to exceed at any time outstanding $4,700,000 (the "SECOND SUPPLEMENTAL FACILITY" or, as of the date hereof, the "SECOND SUPPLEMENTAL COMMITMENT"). Each Borrowing shall be in an aggregate amount of $2,000,000 or more. Each Borrowing shall consist of Second Supplemental Advances made on the same day by the Lender. The Borrower acknowledges and agrees that the Lender shall not provide more than three Borrowings under the Second Supplemental Facility."

          (c) Section 2.03 of the Bridge Agreement is hereby amended in full to be and read as follows:

     "SECTION 2.03.  FEES.

               (a) COMMITMENT FEES. The Borrower agrees to pay the Lender for its account (i) a commitment fee on the unused portion of the Facility from May 16, 1997 until the Termination Date at a rate per annum equal to 0.5% per annum, payable in arrears, on the Termination Date; (ii) a commitment fee on the unused portion of the First Supplemental Facility from September 18, 1997 until the First Supplemental Termination Date at a rate per annum equal to 0.5% per annum, payable in arrears, on the First Supplemental Termination Date and (iii) a commitment fee on the unused portion of the Second Supplemental Facility from November 17, 1997 until the Second Supplemental Termination Date at a rate per annum equal to 0.5% per annum, payable in arrears, on the Second Supplemental Termination Date.

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               (b)  EXTENSION FEE.  Subject to Section 2.04(b), the Borrower
     agrees to pay the Lender for its account an extension fee equal to $225,000 (the "EXTENSION FEE") at the Extension Date.

               (c) UPFRONT FIRST SUPPLEMENTAL FEE. The Borrower agrees to pay the Lender for its account an upfront fee equal to $125,000 on September 18, 1997.

               (d) UPFRONT SECOND SUPPLEMENTAL FEE. The Borrower agrees to pay the Lender for its account an upfront fee equal to $117,500 on November 17, 1997."

          (d) Section 5.02 of the Bridge Agreement is hereby amended as follows:

          (i) Section 5.02(a)(ii) of the Bridge Agreement is hereby amended by amending the proviso at the end thereof to be and read as follows:
     "PROVIDED FURTHER that the aggregate principal amount of the indebtedness secured by the Liens referred to in this clause (ii) shall not exceed $166,800,000 (or the equivalent in any other currency) at any time outstanding;"

          (ii) Section 5.02(b)(ii) of the Bridge Agreement is hereby amended to be and read as follows: "(ii) Debt Secured by Liens permitted by
     Section 5.02(a)(ii) not to exceed $166,800,000 (or the equivalent in any other currency) at anytime outstanding;"

          (iii) Section 5.02(g) of the Bridge Agreement is hereby amended by amending the proviso at the end thereof to be and read as follows:
     "PROVIDED that nothing in this Section 5.02(g) shall be deemed to prohibit dividends or distributions paid to the Borrower by its Subsidiaries the proceeds of which are used to repay the aggregate principal amount of Advances then outstanding."

          (iv) Section 5.02(m) of the Bridge Agreement is hereby amended by adding a proviso at the end thereof to be and read as follows:
     "PROVIDED that nothing in this Section 5.02(m) shall be deemed to require that intercompany loans made or issued by the Borrower as credit support in connection with transactions permitted by Section 5.02(a)(ii) and Section 5.02(b)(ii) of the Agreement be upon fair and reasonable terms not less favorable to the Borrower or its Subsidiaries than transactions on an arm's-length basis with a Person not an Affiliate."

          2. This Bridge Agreement Supplement shall not become effective unless and until:

          (i) all of the conditions set forth in Section 3.01 of the Bridge Agreement shall have been satisfied with respect to the Second Supplemental Facility,

          (ii) the Lender shall have received (A) counterparts of this Bridge Agreement

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     Supplement No. 2 executed by all of the parties hereto, (B) counterparts of the Guaranty Amendment and Consent No. 2 executed by STHL (the "STHL GUARANTY AMENDMENT NO. 2"), and the Guaranty Amendment and Consent No. 2 executed by VCFC (the "VCFC GUARANTY AMENDMENT NO. 2"), each in the form attached hereto as Exhibits B and C, respectively, (C) counterparts of the Third Waiver Agreement executed by all of the parties thereto and
     (D) evidence that all necessary corporate action and all necessary governmental and third party approvals, consents and registrations relating to the execution, delivery and performance of this Bridge Agreement Supplement No. 2, the Third Waiver Agreement and the obligations hereunder and thereunder have been duly taken, made or obtained and remain in full force and effect, and

          (iii) provided that, (A) the representations and warranties contained in Article IV of the Bridge Agreement and Section 6 of each of the Guaranties are correct on and as of the date hereof as though made on and as of such date (other than such representations or warranties that, by their terms, refer to a date other than the date hereof), and
     (B) no event has occurred or is continuing, or would result from the execution, delivery or performance of this Bridge Agreement Supplement No. 2, that constitutes an Event of Default under the Bridge Agreement.

          3. The effectiveness of this Bridge Agreement Supplement No. 2 is conditioned upon the accuracy of the factual matters described herein.

          4.   [INTENTIONALLY OMITTED]

          5. On and after the effectiveness of this Bridge Agreement Supplement No. 2, (i) each reference in the Bridge Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Bridge Agreement, and (ii) each reference in each of the Guaranties to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Bridge Agreement, shall mean and be a reference to the Bridge Agreement, as amended by the First Waiver Agreement, the Bridge Agreement Supplement No. 1, this Bridge Agreement Supplement No. 2, the Second Waiver Agreement and the Third Waiver Agreement.

          6. The Bridge Agreement, as specifically amended and supplemented by this Bridge Agreement Supplement No. 2, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Bridge Agreement Supplement No. 2 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Bridge Agreement or either of the VCFC Guaranty or the STHL Guaranty, nor constitute a waiver of any provision of the Bridge Agreement or either of the VCFC Guaranty or the STHL Guaranty.

          7.   This Bridge Agreement Supplement No. 2 may be executed in any

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number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Bridge Agreement Supplement No. 2 by telecopier shall be effective as delivery of a manually executed counterpart of this Bridge Agreement Supplement No. 2.

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          8.   This Bridge Agreement Supplement No. 2 shall be governed by, and shall be construed in accordance with, New York law.

          IN WITNESS WHEREOF, the parties hereto have caused this Bridge Agreement Supplement No. 2 to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                   STAR DIGITEL LIMITED, as the
                                   Borrower


                                   By: ________________________________
                                         Name:
                                         Title:


                                   THE TORONTO-DOMINION BANK, as
                                   the Lender


                                   By: ________________________________
                                         Name:
                                         Title: